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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/x/	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
PPT Vision, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
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/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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PPT VISION, INC.
12988 Valley View Road
Eden Prairie, MN 55344
(952) 996-9500

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 19, 2002

To the Shareholders of PPT VISION, Inc.:

        Notice is hereby given that the Annual Meeting of Shareholders of PPT VISION, Inc. will be held on Tuesday, March 19, 2002, at 3:30 p.m., Central Time, at the offices of PPT VISION, Inc. at 12988 Valley View Road, Eden Prairie, MN, for the following purposes:

            1.  To elect five (5) directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

            2.  To consider and vote upon a proposal to increase the authorized common stock of the Company from 10,000,000 to 20,000,000 shares.

            3.  To transact such other business as may properly come before the meeting or any adjournment thereof.

        Accompanying this Notice of Annual Meeting is a Proxy Statement, Form of Proxy and the Company's Annual Report to Shareholders for the fiscal year ended October 31, 2001.

        The Board of Directors has fixed the close of business on February 8, 2002 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.

                      By Order of the Board of Directors

                      Thomas G. Lovett IV
                      Secretary

Eden Prairie, Minnesota
Dated: February    , 2002

PLEASE REMEMBER TO SIGN AND RETURN YOUR PROXY.

PPT VISION, INC.
12988 Valley View Road
Eden Prairie, MN 55344
(952) 996-9500

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 19, 2002

GENERAL MATTERS

        This Proxy Statement is furnished to the shareholders of PPT VISION, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held on March 19, 2002 or any adjournment or adjournments thereof. The cost of this solicitation will be borne by the Company.

        Any proxy may be revoked at any time before it is voted by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the Annual Meeting. If not so revoked, the shares represented by such proxy will be voted. The Company's principal offices are located at 12988 Valley View Road, Eden Prairie, Minnesota 55344, and its telephone number is (952) 996-9500. The mailing of this proxy statement to shareholders of the Company commenced on or about February 25, 2001.

        As of January 31, 2002, the total number of shares outstanding consisted of 5,512,118 shares of common stock, $.10 par value. The total number of shares entitled to vote at the meeting as of February 8, 2002, consisted of 5,436,612 shares of common stock, $0.10 par value. Each share of common stock is entitled to one vote. The Company also has an additional 75,502 shares outstanding that currently do not have voting rights. There is no cumulative voting for directors. Only shareholders of record at the close of business on February 8, 2002 will be entitled to vote at the meeting. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.

QUORUM AND VOTE REQUIRED

        Under Minnesota law, each item of business properly presented at a meeting of shareholders, generally must be approved by the greater of the affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business. Votes cast by proxy or in person at the Annual Meeting of Shareholders will determine whether or not a quorum is present. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of the matter submitted to the shareholders for a vote. Broker non-votes will be treated as shares not present and entitled to vote.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

        The following table sets forth information as of February 8, 2002 concerning the beneficial ownership of the common stock of the Company by (i) the only shareholders known by the Company to own more than five percent of the common stock of the Company, (ii) each director of the

Company, (iii) each Named Executive Officer listed in the Summary Compensation Table, and (iv) all executive officers and directors of the Company as a group.

Name and Address of Beneficial Owner	Shares of Common Stock(1)	Shares Acquirable within 60 days	Total	Percentage
P.R. Peterson(2) ESI Investment Co.(2) 6111 Blue Circle Drive Minnetonka, MN 55343	1,315,957	6,000	1,321,957	24.0%
Dimensional Fund Advisors, Inc.(3) 1229 Ocean Avenue, 11th Floor Santa Monica, CA 90401-1038	387,900	—	387,900	7.0%
Joseph C. Christenson	52,577	23,000	75,577	1.4%
Robert W. Heller	5,000	2,500	7,500	*
David C. Malmberg	18,450	6,000	24,450	*
Benno G. Sand	3,200	2,500	5,700	*
Arye Malek	30,171	13,334	43,505	*
Thomas R. Northenscold	1,650	—	1,650	*
David L. Friske	30,947	10,000	40,947	*
All executive officers and directors as a group (8 persons)	1,457,952	63,334	1,521,286	27.6%

*
Indicates ownership of less than one percent.

(1)
Except as noted, all shares beneficially owned by each person as of the record date were owned of record, and each person had sole voting power and sole investment power for all such shares beneficially held. The table shows the ownership based upon all 5,512,118 shares of common stock outstanding, including 75,502 restricted voting shares owned by Mr. P.R. Peterson. The table excludes shares purchasable pursuant to the Company's 2000 Employee Stock Purchase Plan.

(2)
ESI Investment Co. is the record owner of 549,084 shares of common stock. Mr. Peterson is a controlling shareholder of the parent company of ESI. Mr. Peterson also owns 202,873 shares of common stock individually and controls 564,000 shares as trustee of the P. R. Peterson Co. Profit Sharing Trust. Pursuant to Section 302A.671 of the Minnesota Business Corporation Act, and related definitions (the "Control Share Acquisition Act"), Mr. Peterson will not be able to vote the 75,502 shares that are currently non-voting.

(3)
Based on Schedule 13F filing reporting shares held as of September 30, 2001.

Proposal #1

ELECTION OF DIRECTORS

        It is intended that proxies solicited by the Board of Directors will be voted FOR (unless otherwise directed) the election of the nominees for director named below. Each of the nominees named below upon election will serve until the next annual meeting or until his successor has been elected and qualified. If, for any reason, any of the nominees become unavailable for election, the proxies solicited by the Board of Directors will be voted for such nominee as is selected by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees are not available or will not serve if elected.

        The Company does not have a nominating committee of the Board of Directors. The nominees named below have been nominated by the Board of Directors of the Company. The nominees are listed below with their ages, their present positions with the Company and their present principal occupations or employment. Mr. Christenson has devoted and will devote his full working time to the business of the Company. Messrs. Heller, Malmberg, Peterson and Sand have devoted and will devote such time as is necessary to fulfill their duties as directors.

        JOSEPH C. CHRISTENSON, 43, has been President of the Company since January 1989 and a director since December 1987. Prior to being elected President of the Company, Mr. Christenson served in a series of positions of increasing responsibility since joining the Company in May 1985. Mr. Christenson has a Masters in Business Administration from the University of Michigan and a Bachelor of Arts degree from St. Olaf College.

        ROBERT W. HELLER, 56, currently serves as President of Heller Capital, Inc., a management consulting and investment company and serves as a director of five other companies. Mr. Heller held various senior management roles at Advance Circuits, Inc., a manufacturer of printed circuit boards from 1977 to 1996 beginning as Vice President of Manufacturing and serving as Chief Executive Officer beginning in 1991. Mr. Heller holds a bachelors degree in industrial engineering from North Dakota State University and a masters degree in industrial administration from Purdue University.

        DAVID C. MALMBERG, 58, has been a director of the Company since May 1994. Since May 1994, Mr. Malmberg has also been the President of David C. Malmberg, Inc., a consulting and investment management firm. Prior to that time, he served in various capacities with National Computer Systems, Inc., a global data collection services and systems company, most recently serving as President from 1978 through 1993 and serving as Vice Chairman from January 1993 through 1994. Mr. Malmberg is Chairman of the Board of Three-Five Systems, Inc., and of Kontron Mobile Computers, Inc., and also serves on the boards of two other companies.

        P. R. PETERSON, 68, is the Secretary and a director of Electro-Sensors, Inc., a manufacturer of machine control systems. Mr. Peterson is also President of P. R. Peterson Co., Inc., a venture capital firm where he has served for over five years. Mr. Peterson served as a director from the Company's inception in 1982 to 1985. He was again elected a director of the Company in December 1988 and continues to serve in that capacity.

        BENNO G. SAND, 47, has been a director of the Company since March 2001. Mr. Sand currently serves as Executive Vice President, Business Development, of FSI International, Inc. (FSI). FSI develops, manufactures, markets and supports microlithography, spin-on dielectric and surface-conditioning equipment used in the production of microelectronics. Mr. Sand joined FSI in 1982 and has held a number of senior management positions, including Chief Financial Officer, prior to his current responsibilities. Mr. Sand holds a bachelors degree in accounting from St. Cloud State University.

        THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND A VOTE "FOR" THE NOMINEES LISTED ABOVE.

Other Information Regarding the Board of Directors

        In the past, non-employee directors have been paid $1,250 each quarter for services as members of the Board. In addition the Company has periodically granted stock options to its non-employee directors under the Company's Stock Option Plan. On March 14, 2001, Benno G. Sand received a stock option grant of 12,500 shares of Common Stock at a price of $3.0625 per share. No other stock options were granted to non-employee directors in Fiscal Year 2001. In December 2001 the Company decided to suspend the payment of the directors' quarterly fees for fiscal year 2002 and, in exchange, each director was granted an option to purchase 2500 shares at a price of $1.35 per share, vesting one year from the date of grant.

        The Board has a Compensation Committee consisting of Mr. Heller, Mr. Malmberg (Chair), Mr. Peterson and Mr. Sand and an Audit Committee consisting of Mr. Heller (Chair), Mr. Malmberg, Mr. Peterson and Mr. Sand. The Compensation Committee did not meet separately as a committee in fiscal 2001, but took action at board meetings or in written minutes of action. Additional information about the Audit Committee is contained in the "Report of Audit Committee" in this Proxy Statement. During the fiscal year ended October 31, 2001, the Company's Board of Directors held five meetings. Each director attended at least seventy-five percent of the Board meetings held when he was a director.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Other Compensation

        The following table sets forth, for the fiscal years ending October 31, 2001, 2000 and 1999, the cash compensation paid by the Company, as well as certain other compensation paid or earned for those years by Joseph C. Christenson, the Company's President and Chief Executive Officer, and the only other executive officers whose compensation exceeded $100,000 in fiscal 2001 (the "Named Executive Officers"), for services rendered to the Company in all capacities during the past three fiscal years.

Summary Compensation Table

	Annual Compensation					Long Term Compensation
Name and Principal Position	Year Ended October 31,	Salary	Bonus		Other Annual Compensation(1)	Options (Number of Shares)
Joseph C. Christenson President and Chief Executive Officer	2001 2000 1999	$165,333 158,667 156,000	$	— 15,000 —	$2,000 2,000 2,000	15,000 15,000 20,000
Arye Malek Vice President and General Manager, Microelectronics Systems Division	2001 2000 1999	$140,833 130,622 110,667	$	— 10,000 10,000	$2,000 2,000 2,000	16,500 5,000 10,000
David Friske Vice President, Manufacturing	2001 2000 1999	$109,917 105,000 95,000	$	— 5,000 —	$2,000 2,000 2,000	5,000 — 10,000
Thomas R. Northenscold(2) Vice President and General Manager, Vision Systems Division	2001 2000 1999	$126,875 135,000 115,667	$	— 26,000 —	$2,000 2,000 2,000	— — 15,000

(1)
Represents contributions to the Company's Employee Retirement 401(k) Plan and other fringe benefits.

(2)
Mr. Northenscold resigned as a Company officer in September 2001.

Stock Options

        The following table contains information concerning stock option grants to the Named Executive Officers during the fiscal year ended October 31, 2001.

Option/SAR Grants in Last Fiscal Year

Name	Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base ($/Sh)	Expiration Date
Joseph C. Christenson	15,000	16.1%	$2.15	5/25/08
Arye Malek	16,500	17.7%	$2.15	5/25/08
David Friske	5,000	5.4%	$2.15	5/25/08

(1)
All of the options listed above become exercisable in equal installments over a period of three years, commencing one year after the date of grant.

        The following table contains information concerning exercises of stock options during the last fiscal year by the Named Executive Officers and the value of options that were held by the Named Executive Officers at the end of the fiscal year ended October 31, 2001.

Aggregated Option Exercises in Fiscal 2001
and Option Values at October 31, 2001

			Number of Unexercised Options at October 31, 2001		Value of Unexercised In-the-Money Options at October 31, 2000(1)
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Joseph C. Christenson	—	—	88,000	27,000	$—	$—
Arye Malek	—	—	41,834	18,166	—	—
David Friske	—	—	29,000	5,000	—	—

(1)
Value is calculated based on the difference between the option exercise price and the closing price for the common stock on October 31, 2001, as reported on the Nasdaq National Market, multiplied by the number of shares underlying the option. Mr. Northenscold did not hold any in-the-money options at October 31, 2001, and all options held by him have expired.

Employment Agreements

        The Company has entered into written employment agreements with Messrs. Christenson, Malek and Friske. Under the terms of their respective employment contracts, each of the officers is required to devote his full time and effort to the Company. Each employment agreement is renewable annually, contains a one-year non-compete provision and is terminable by the Company or the officer on 60-days' notice.

Report of Audit Committee

        The Board of Directors has established an Audit Committee ("Audit Committee") comprised of Robert Heller (Chair), David Malmberg, P. R. Peterson and Benno Sand. The Audit Committee operates under an Audit Charter, adopted effective June 9, 2000, except with respect to certain provisions regarding independent directors which became effective June 1, 2001. Each of the members of the Committee is an independent director as defined by the Nasdaq National Market listing standards. A copy of the Audit Charter was attached to the 2001 Proxy Statement.

        The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company's financial reporting system by overseeing and monitoring management's and the independent auditors' participation in the financial reporting process.

        The Committee met once as a full committee in fiscal year 2001. In addition, the Chair of the Audit committee met with the Company after the first, second and third quarters to review the Company's financial statements. The meetings were designed to facilitate and encourage private communication between the Committee and the internal auditors and the Company's independent accountants, PricewaterhouseCoopers LLP.

        During these meetings, the Committee reviewed and discussed the audited financial statements with management and PricewaterhouseCoopers LLP. Management represented to the Committee that the Corporation's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The discussions with PricewaterhouseCoopers LLP also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        PricewaterhouseCoopers LLP provided to the Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This information was discussed with PricewaterhouseCoopers LLP.

        Based on the discussions with management and PricewaterhouseCoopers LLP, the Committee's review of the representations of management and the report of PricewaterhouseCoopers LLP, the Committee recommended to the Board that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended October 31, 2001 filed with the Securities and Exchange Commission.

Robert W. Heller	Benno G. Sand	David C. Malmberg	P.R. Peterson

BY THE AUDIT COMMITTEE OF THE COMPANY'S BOARD OF DIRECTORS

Proposal #2

AMENDMENT TO THE ARTICLES OF INCORPORATION CONCERNING
AUTHORIZED CAPITAL STOCK

General

        The Company's Articles of Incorporation currently authorize the issuance of up to 20,000,000 shares of capital stock, consisting of:

  (i)
  10,000,000 authorized shares of Common Stock, of which 5,518,218 shares were outstanding as of February 8, 2002, and 1,452,072 shares of Common Stock were reserved for issuance under existing stock plans, leaving 3,029,710 shares of Common Stock available for issuance for other purposes; and

  (ii)
  10,000,000 authorized shares of Preferred Stock (none of which are now outstanding), consisting of 150,000 authorized shares of Series A Junior Participating Preferred Stock, and 9,850,000 authorized shares of undesignated Preferred Stock, the terms of which can be designated by the Board of Directors at the time of issuance.

        The terms of the Series A Junior Participating Preferred Stock were designated in a revised Certificate of Designation that was adopted by the Board of Directors on June 2, 1999 as part of the Company's adoption of a Shareholder Right Plan.

        The Board of Directors believes it would be beneficial to increase the number of authorized shares of common stock. In order to do so, the Board has adopted and seeks shareholders' approval for an amendment to the Company's Articles of Incorporation to amend Section 4.1 to increase the common stock from 10,000,000 to 20,000,000 shares.

        If the amendment is approved by the Company's shareholders, Section 4.1 of the Company's Articles of Incorporation would be amended to read as follows:

  "4.1) Authorized Capital Stock—The authorized capital stock of this corporation shall be Twenty Million (20,000,000) shares of Common Stock with $.10 par value per share and Ten Million (10,000,000) shares of preferred stock with no par value per share. In accordance with the Statutes of the State of Minnesota, the Board of Directors may subdivide the Common and Preferred Stock into one or more series and may designate the relative rights and preferences of the different classes and series to the extent the relative rights and preferences of the different classes and series are not otherwise fixed in the Articles, including with respect to the preferred stock, the right to create voting, dividend and liquidation preferences greater than those of the Common Stock. All shares are to be held, sold and paid for at such times and in such manner as the Board of Directors may from time to time determine, in accordance with the statutes of Minnesota."

        The additional shares of Common Stock for which authorization is sought would be a part of the existing class of shares of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding. Such additional shares of Common Stock would not (and the shares of Common Stock presently outstanding do not) entitle the holders thereof to preemptive rights to subscribe for or purchase additional shares of Common Stock of the Company or to cumulative voting for the election of directors.

Purposes and Effects of the Amendment

        Except for shares reserved for stock options as noted above, the Company has no agreements or understandings concerning the issuance of any additional shares of Common Stock or Preferred Stock. The Company believes it is necessary for it to raise additional capital and is currently exploring financing alternatives to strengthen its balance sheet and its working capital position. The Board of

Directors believes that the increased authorization of shares of capital stock is advisable at this time so that shares will be available for issuance in the future if the need arises in connection with financings, acquisitions, stock splits or dividends, or other corporate purposes. This will enable the Company to take advantage of market conditions, the availability of favorable financing and opportunities for acquisitions without the delay and expense associated with convening a special shareholders' meeting.

        Unless required by law, the Company's Articles of Incorporation or the rules of Nasdaq on which the Company's shares of Common Stock are listed, the Board of Directors will be able to provide for the issuance of the additional shares of Common Stock or Preferred Stock without further action by the Company's shareholders, and no further authorization by the shareholders will be sought prior to such issuance.

        Although not necessarily designed or intended for such purposes, the effect of the proposed increase in the authorized shares might be to render more difficult or to discourage a merger, tender offer, proxy contest or change in control of the Company or the removal of management, which shareholders might otherwise deem favorable. The authority of the Board of Directors to issue shares of Common Stock or Preferred Stock might be used to create voting impediments or to frustrate an attempt by another person or entity to effect a takeover or otherwise gain control of the Company, because the issuance of additional shares of Common Stock of Preferred Stock would dilute the voting power of the shares of Common Stock then outstanding. Shares of Common Stock or Preferred Stock could also be issued to purchasers who would support the Board of Directors in opposing a takeover bid which the Board determines not to be in the best interests of the Company and its shareholders.

Vote Required and Board of Directors Recommendation

        The affirmative vote of a majority of the shares of Common Stock present and entitled to be voted on this matter at the meeting is required to adopt this proposal.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION.

INDEPENDENT ACCOUNTANTS

        PricewaterhouseCoopers LLP has served as independent accountants for the Company for a number of years, including the fiscal year ended October 31, 2001. The Company has selected PricewaterhouseCoopers to serve as the Company's independent auditors for the year ended October 31, 2002. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting of Shareholders, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

        Audit Fees.    The aggregate fees billed to the Company by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual financial statements for the year ended October 31, 2001 and the reviews of the financial statements included in the Company's Forms 10-Q for fiscal year 2001 were $50,396.

        All Other Fees.    Other than those fees listed above, the aggregate fees billed to the Company by PricewaterhouseCoopers LLP for fiscal year 2001, none of which were financial information systems design and implementation fees, were $35,065. This figure includes fees of $16,775 for tax-related services. The Audit Committee has determined that the non-audit services performed by PricewaterhouseCoopers are not incompatible with PricewaterhouseCoopers LLP maintaining its independence with respect to the Company.

ANNUAL REPORT

        An Annual Report of the Company setting forth the Company's activities and containing financial statements of the Company for the fiscal year ended October 31, 2001 accompanies this Notice of Annual Meeting and proxy solicitation material.

SHAREHOLDER PROPOSALS

        Rule 14a-8 of the SEC permits shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by company action in accordance with the proxy rules. The PPT VISION, Inc. 2003 Annual Meeting of Shareholders is expected to be held on or about March 19, 2003. Proxy materials for that meeting are expected to be mailed on or about February 17, 2003. Under SEC Rule 14a-8, shareholder proposals to be included in the PPT VISION, Inc. proxy statement for that meeting must be received by PPT VISION, Inc. on or before October 18, 2002. Additionally, if PPT VISION, Inc. receives notice of a shareholder proposal after January 1, 2003, the proposal will be considered untimely pursuant to SEC Rules 14a-4 and 14a- 5(e) and the persons named in proxies solicited by the Board of Directors of PPT VISION, Inc. for its 2003 Annual Meeting of Shareholders may exercise discretionary voting power with respect to the proposal.

SOLICITATION

        The cost of soliciting proxies, including the cost of preparing, assembling, and mailing the proxies and soliciting material, as well as the cost of forwarding the material to the beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. These insiders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file, including Forms 3, 4 and 5. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended October 31, 2001 all Section 16(a) filing requirements applicable to its insiders were complied with.

OTHER BUSINESS

        The management of the Company does not know of any other business to be presented at the Annual Meeting of Shareholders. If any matter properly comes before the meeting, however, it is intended that the persons named in the enclosed form of proxy will vote said proxy in accordance with their best judgment.

        ALL PROXIES PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY SHAREHOLDERS. IF NO DIRECTION IS MADE, PROXIES WILL BE VOTED IN FAVOR OF THE DIRECTORS.

BY ORDER OF THE BOARD OF DIRECTORS

Thomas G. Lovett IV, Secretary

PPT VISION, INC.

Solicited on Behalf of the Board of Directors
for the Annual Meeting of Shareholders to be
Held on March 19, 2002

        The undersigned hereby constitutes and appoints Joseph C. Christenson with power of substitution, as attorney and proxy to appear and vote all of the shares standing in the name of the undersigned at the Annual Meeting of Shareholders of PPT VISION, Inc., to be held on March 19, 2002 at 3:30 p.m. local time, in Eden Prairie, Minnesota and at any adjournment or adjournments thereof:

  1.
  Election of Directors:
FOR all nominees listed below	WITHHOLD AUTHORITY
(except as marked to the contrary below)	to vote for all nominees

        (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the FOR box and strike a line through the nominee's name in the list below).

    Joseph C. Christenson

    Robert W. Heller

    David C. Malmberg

    P.R. Peterson

    Benno G. Sand

  2.
  To approve an amendment to increase the authorized common stock of the Company from 10,000,000 to 20,000,000 shares.
FOR	/ /
AGAINST	/ /
ABSTAIN	/ /
  3.
  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS COMING BEFORE THE MEETING.

        The shares represented by this proxy will be voted in accordance with the specifications made and in favor of the directors nominated by management if there is no specification.

I plan to attend the meeting
DATE:	, 2002

Signature

Signature if held jointly
Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

        PLEASE RETURN PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 19, 2002
PROXY STATEMENT
QUORUM AND VOTE REQUIRED
SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT
Proposal #1 ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION AND OTHER INFORMATION
Summary Compensation Table
Option/SAR Grants in Last Fiscal Year
Aggregated Option Exercises in Fiscal 2001 and Option Values at October 31, 2001
Proposal #2 AMENDMENT TO THE ARTICLES OF INCORPORATION CONCERNING AUTHORIZED CAPITAL STOCK
INDEPENDENT ACCOUNTANTS
ANNUAL REPORT
SHAREHOLDER PROPOSALS
SOLICITATION
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
OTHER BUSINESS
Proxy